Exhibit 10.20

FIRST AMENDMENT TO THE

KORSANA BIOSCIENCES, INC.

2025 EQUITY INCENTIVE PLAN

WHEREAS, Korsana Biosciences, Inc., a Delaware corporation (the “Company”), maintains the Korsana Biosciences, Inc. 2025 Equity Incentive Plan (the “Plan”); and

WHEREAS, pursuant to Section 10(d) of the Plan, the Board of Directors of the Company (the “Board”) may amend the Plan at any time.

NOW, THEREFORE, pursuant to its authority under Section 10(d) of the Plan, the Board hereby amends the Plan as follows, effective as of June 30, 2026 (the “Amendment Effective Date”):

1.	The first sentence of Section 4(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 37,984,336 shares of common stock of the Company (the “Common Stock”), all of which may be granted as Incentive Stock Options (as defined below).”

2.

This amendment shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

3.

All capitalized terms used but not otherwise defined herein shall have the meaning assigned to them in the Plan. Except as expressly amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this First Amendment to the Korsana Biosciences, Inc. 2025 Equity Incentive Plan, effective as of the Amendment Effective Date.

KORSANA BIOSCIENCES, INC.

By:	/s/ Jonathan Violin
Name:	Jonathan Violin
Title:	Chief Executive Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO THE

KORSANA BIOSCIENCES, INC. 2025 EQUITY INCENTIVE PLAN